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                                                                    EXHIBIT 10.5

                      EXCESS CLAIMS ASSUMPTION AGREEMENT
                      ----------------------------------

          THIS EXCESS CLAIMS ASSUMPTION AGREEMENT (this "Agreement") is made and entered into this 24th day of January, 1997, by and among Loomis, Fargo & Co., a Delaware corporation ("Loomis Fargo"), Loomis Holding Corporation (to be renamed LFC Holding Corporation), a Delaware corporation ("Loomis Holding"), Loomis Armored Inc. (to be renamed Loomis, Fargo & Co.), a Texas corporation ("Loomis Armored" and, together with Loomis Fargo and Loomis Holding, the "Newco Parties"), and the Loomis Stockholders Trust, a Delaware business trust (the "Business Trust"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Contribution Agreement (as hereinafter defined).

                                   RECITALS
                                   --------

          WHEREAS, the Newco Parties, Borg-Warner Security Corporation, a Delaware corporation ("Borg-Warner"), Wells Fargo Armored Service Corporation, a wholly owned subsidiary of Borg-Warner, and the Business Trust have executed and delivered that certain Contribution Agreement; pursuant to which the Business Trust, among other things, (i) has agreed to assume the liabilities and obligations of the Newco Parties with respect to the Loomis Casualty and Employee Claims and (ii) has certain indemnity and other payment obligations pursuant to Articles III and XII (the "LST Obligations"), in the case of clause
(ii), on the terms and conditions set forth in the Contribution Agreement;

          WHEREAS, the Business Trust has arranged for the provision of certain insurance coverage to make payments in respect of certain Casualty and Employment Claims pursuant to an Early Program Close-Out Agreement (the "Close-Out Agreement") dated as of January 24, 1997 between Loomis Armored and the insurance companies named therein; and

          WHEREAS, the Loomis Indemnity Claims Trust, a New York grantor trust (the "Indemnity Trust"), was formed pursuant to the Contribution Agreement to make payments in respect of the LST Obligations and the Loomis Casualty and Employee Claims not otherwise covered by the Close-Out Agreement, together with the costs of administration thereof, to the extent of the corpus of the Indemnity Trust.

          NOW, THEREFORE, in consideration of the premises and the consideration set forth in the Contribution Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
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          1.   The Business Trust hereby assumes the Loomis Casualty and
Employee Claims and agrees to indemnify and hold harmless the Newco Parties from and against (i) the Loomis Casualty and Employee Claims and any Indemnifiable Losses (as defined in the Contribution Agreement) to the extent relating to, resulting from or arising out of the Loomis Casualty and Employee Claims and
(ii) the LST Obligations; provided, that, to the extent that any Loomis Casualty
                          --------
and Employee Claim (or portion thereof) or any such Indemnifiable Loss (or portion thereof) or any LST Obligation (or portion thereof) is paid to, or to a third party on behalf of, the Newco Parties (x) pursuant to the Close-Out Agreement or (y) from the corpus of the Indemnity Claims Trust, such payment shall satisfy the Business Trust's obligation to the Newco Parties hereunder with respect to such Loomis Casualty and Employee Claim (or such portion thereof), such Indemnifiable Loss (or such portion thereof) or such LST Obligation (or portion thereof).

          2. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or to give to, any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any right or remedy under or by reason of this Agreement or any term, covenant, or condition hereof, and all of the terms, covenants, conditions, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

          3. This Agreement is executed and delivered pursuant to the Contribution Agreement and may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts together shall constitute but one and the same instrument.

          4. This Agreement, including, without limitation, the interpretation, construction, validity and enforceability thereof, shall be governed by the laws (other than the conflict of laws rules) of the State of New York.

          5. This Agreement may be modified or amended by a written instrument signed by each of the parties hereto, but only with the prior written consent of Borg-Warner.

                                       2

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          IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be duly executed as of the date first above written.

                                        LOOMIS, FARGO & CO.

                                        By: James K. Jennings, Jr.
                                           -----------------------
                                        Name:
                                             ---------------------
                                        Title:
                                              --------------------

                                        LOOMIS HOLDING CORPORATION

                                        By: James K. Jennings, Jr.
                                           -----------------------
                                        Name:
                                             ---------------------
                                        Title:
                                              --------------------

                                        LOOMIS ARMORED INC.

                                        By: James K. Jennings, Jr.
                                           -----------------------
                                        Name:
                                             ---------------------
                                        Title:
                                              --------------------

                                        LOOMIS STOCKHOLDERS TRUST

                                        By:/s/ Frederick B. Hegi, Jr.
                                           --------------------------
                                             Frederick B. Hegi, Jr.
                                             Manager